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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of Earliest event reported): April 2, 1998

                             THE DELTONA CORPORATION
             (Exact name of registrant as specified in its charter)

             DELAWARE                     1-4719                59-0997584
  (State or other jurisdiction of (Commission file Number)   (I.R.S. Employer
         incorporation)                                   Identification Number)

    999 BRICKELL AVENUE, SUITE 700
          MIAMI, FLORIDA                                33131
     (Address of principal executive offices)         (Zip Code)

        Registrant's telephone number, including area code (305) 579-0999

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On April 2, 1998, following the completion of the audit of the registrant's financial statements for the year ending December 31, 1997, the Company informed Deloitte & Touche LLP that it was going to propose to the stockholders at its 1998 Annual Meeting that a different firm audit the registrant's financial statements for the year ending December 31, 1998 and, therefore, their services were no longer required. On the same date, the firm of James Moore & Co., P.L. was notified by the Company that their firm had been selected, subject to approval by the stockholders at the Company's 1998 Annual Meeting, to serve as the Company's auditors for the fiscal year ending December 31, 1998. The Company has not previously consulted with James Moore & Co., P.L. concerning any matter relating to the application of accounting principles to a specified transaction, the type of audit opinion which might be rendered on the registrant's financial statements, nor any issue relating to any event which is reportable by the Company.

     The Company's decision to change principal accountants is a direct result of the Company's plans to relocate its Administration and Marketing office to its new TimberWalk community, located in Marion County, Florida, as well as economic considerations. The decision was approved by the Company's Audit Committee and its Board of Directors and is subject to the approval of the stockholders at the Company's 1998 Annual Meeting to be held May 19, 1998.

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     During the  Company's  two most recent  fiscal years and during the interim period ending March 31, 1998, there have been no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which would have caused Deloitte & Touche to make reference to the subject matter of the disagreement in connection with its report.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

     Attached hereto as Exhibits 16 and 16(a), respectively, are letters from Deloitte & Touche LLP and James Moore & Co. P.L. to the Securities and Exchange Commission stating that they agree with the Company's statements contained above in response to Item 304(a).

Exhibit
Number           Exhibits                                                   Page
16               Letter  from  Deloitte & Touche LLP dated April 6, 1998
                 agreeing with the Company's statements contained in the Form 8K dated April 2, 1998

16(a) Letter from James Moore & Co., P.L. dated April 2, 1998 agreeing with the Company's statements contained in the Form 8K dated April 2, 1998

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   THE DELTONA CORPORATION
                                                          (Registrant)


Date: April 2, 1998                                /s/ Donald O. McNelley
                                                   Donald O. McNelley, Treasurer


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